UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                          POINTSTAR ENTERTAINMENT CORP.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount of which the filing fee is
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                          POINTSTAR ENTERTAINMENT CORP.
               LOFT OFFICE BUILDING 3, SUITE #104, P.O. BOX 500449
                           DUBAI, UNITED ARAB EMIRATES

                              INFORMATION STATEMENT
                                  MAY 21, 2007

                                  INTRODUCTION

Pointstar Entertainment Corp., a Nevada corporation ("Company"), has obtained written consent from the majority of the stockholders as of May 21, 2007, approving an amendment to the Company's Certificate of Incorporation increasing the authorized common stock of the Company from 25,000,000 to 300,000,000 shares (the "Action"). Details of the Action and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company unanimously approved the Action on May 21, 2007. Under the corporate law of the State of Nevada, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize the action at a meeting. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of the stockholders of the Company.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being sent to shareholders on or about May 21, 2007.

                            SHAREHOLDER ACTION TAKEN

As authorized by the necessary approvals of the holders of not less than a majority of our outstanding voting stock ("Consenting Shareholders"), we have approved the Action.

The written consent of the Consenting Shareholders approving the Action (the "Shareholder Action") was executed on May 21, 2007 and delivered to the Company on May 21, 2007 ("Consent Date"). This Information Statement is being provided to all shareholders of record who were entitled to give an authorization or a written consent in regard to the Shareholder Action on May 21, 2007 (the "Record Date").

Under Nevada law, the Shareholder Action described in this Information Statement will not entitle the Company's shareholders with the opportunity to dissent from the Action described herein and to receive an agreed or judicially appraised value for their shares.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

OUTSTANDING SECURITIES

As of the Record Date, the Company had issued and outstanding 4,500,000 shares of common stock. All holders of common stock have one vote per share of common stock (the "Voting Stock").

Therefore, all holders of shares of the Company's Voting Stock are entitled to receive this Information Statement. The Consenting Shareholders who consented in writing to the Shareholder Action held at least a majority of the Voting Stock.

VOTING RIGHTS AND ACTION BY WRITTEN CONSENT

The Company is incorporated under the laws of the State of Nevada. Under Nevada law, any action that may be taken at a shareholders' meeting may be taken by written consent of the requisite number of shareholders required to take such action. The approval of the Action requires the written consent of the holders of a majority of the Company's outstanding voting stock. The requisite number of written consents to take the Shareholder Action were executed on May 21, 2007 and delivered to the Company by the Consenting Shareholders on May 21, 2007.


                  SUMMARY OF THE REASONS FOR SHAREHOLDER ACTION

The Consenting Shareholders concluded that the Company needed to adopt the amendment to the Company's Certificate of Incorporation to provide the Company with adequate shares of common stock to seek future financing and potential acquisitions.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth information with respect to the ownership of the $0.001 par value, common stock as of May 21, 2007, by:

     * each person known to own beneficially more than 5% of the common stock.

     *    each of our directors,

     * each of the executive officers named in the summary compensation table above, and

     *    all of our executive officers and directors as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. The total number of shares on a fully diluted basis is 4,500,000 common shares.

 Name and Address of               Amount and Nature of          Percent of
 Beneficial Owner                  Beneficial Ownership     Beneficial Ownership
 ----------------                  --------------------     --------------------

Mr. Altaf Alimohamed                    2,600,000                   57.77%
Director, President
Loft Office Building 3, Suite #104,
P.O. Box 500449, Dubai,
United Arab Emirates

Dr. Rafeh Hulays                        1,400,000                   31.11%
Secretary Treasurer, Director
#1211 - 3408 Crowley Drive
Vancouver, BC, V5R 6C3
Canada

All Officers, Directors
 and 5% Shareholders                    4,000,000                   88.88%

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our officers and directors as of April 30, 2007.

       Name                             Age         Position With the Company
       ----                             ---         -------------------------
Mr. Altaf Alimohamed                    45         Director, President
Loft Office Building 3, Suite #104,
P.O. Box 500449, Dubai,
United Arab Emirates

Dr. Rafeh Hulays                        40         Secretary Treasurer, Director
#1211 - 3408 Crowley Drive
Vancouver, BC, V5R 6C3
Canada

                             EXECUTIVE COMPENSATION

The following table sets forth compensation information for services rendered to us by our executive officers and directors in all capacities during the fiscal year ending April 30, 2007. Other than as set forth below, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years or period ended. The following information includes the dollar value of base salaries, draws, bonus awards, and the number of stock options or warrants granted and other compensation whether paid or deferred. Reimbursement of out-of-pocket expenses is not included.

                           SUMMARY COMPENSATION TABLE

                                                                                            Change in
                                                                                             Pension
                                                                                             Value &
                                                                              Non-Equity   Nonqualified
                                                                              Incentive     Deferred       All
 Name and                                                                        Plan        Compen-      Other
 Principal                                                Stock      Option    Compen-       sation       Compen-
 Position                  Year   Salary($)  Bonus($)   Awards($)   Awards($)  sation($)    Earnings($)  sation($)  Totals($)
 --------                  ----   ---------  --------   ---------   ---------  ---------    -----------  ---------  ---------
Altaf Alimohamed           2007       0         0           0           0          0             0           0          0
President & CEO

Rafeh Hulays               2007       0         0           0           0          0             0           0          0
Secretary, Treasurer, CFO

                          DIRECTOR COMPENSATION TABLE

                                                                     Change in
                                                                      Pension
                    Fees                                             Value and
                   Earned                           Non-Equity      Nonqualified     All
                     or                              Incentive        Deferred      Other
                   Paid in    Stock      Option        Plan         Compensation   Compen-
    Name           Cash($)   Awards($)  Awards($)  Compensation($)   Earnings($)   sation($)  Total($)
    ----           -------   ---------  ---------  ---------------   -----------   ---------  --------
Altaf Alimohamed      0          0          0            0               0             0         0

Rafeh Hulays          0          0          0            0               0             0         0

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common stock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, the Company believes that the reports due have been timely filed.

                                  By Order of the Board of Directors


                                  /s/ Altaf Alimohamed
                                  ---------------------------------------------
                                  Altaf Alimohamed, Principal Executive Officer

                                  Dated: May 21, 2007

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